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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                February 4, 2005

                          ----------------------------

                      CENTURY PACIFIC FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)

         0-16075                                             86-0449546
(Commission File Number)                            (IRS Employer Identification
                                                                No.)

                       936A Beachland Boulevard, Suite 13
                              Vero Beach, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)

                       4500 S. Lakeshore Drive, Suite 357
                                 Tempe, AZ 85282

          (Former Name or Former Address, if Changed Since Last Report)

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

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01  Entry into a Material Definitive Agreement.

      On December 8, 2004, David L. Hadley ("Hadley") and Natural Technologies, Inc., an Arizona corporation ("NTI")(Hadley and NTI are referred to herein collectively as the "Shareholders") entered into a Securities Purchase Agreement, as amended on January 3, 2005 (the "Purchase Agreement") with Keating Reverse Merger Fund, L.L.C. ("Keating") under which Keating agreed to purchase and the Shareholders agreed to sell an aggregate of 5,625,287 shares of the common stock of Century Pacific Financial Corporation (the "Company") held collectively by the Shareholders (the "Shares") for a purchase price of $375,000 (the "Purchase Price"), or $0.067 per share. David L. Hadley is the CEO, President and Chairman of the Company.

      On January 31, 2005, the Company, Global Technologies, Inc., an Arizona corporation, a wholly owned subsidiary of the Company ("Global"), and the Shareholders entered an Assumption Agreement (the "Assumption Agreement"). Under the Assumption Agreement, the Company contributed all of the shares of common stock of its other wholly-owned, inactive subsidiaries, Century Pacific Financial Corp. and Century Pacific Investment Management Corporation, to Global. Global agreed to assume all liabilities of the Company and to indemnify the Company for any loss the Company incurs with respect to such assumed liabilities. Global and the Shareholders also agreed to release the Company from any and all obligations and claims.

      On February 4, 2005, the Company completed the distribution of all 7,925,021 shares of common stock of Global owned of record and beneficially by the Company (the "Global Shares") pro rata to the Company's stockholders of record as of January 31, 2005 (the "Distribution"). Pursuant to the Distribution, each stockholder of the Company received one share of common stock of Global for each one share of common stock of the Company owned of record or beneficially by the stockholder on the record date. Global will continue to operate its medical equipment reconditioning business as an independent company following the Distribution.

      The transactions under the Assumption Agreement and the Distribution had been previously approved and authorized by the Company's board of directors.

      Following the completion of the transactions under the Assumption Agreement and the Distribution, the Shareholders completed the sale of the Shares to Keating on February 4, 2005. As of the date of this Current Report, the Company has 7,925,021 shares of common stock outstanding. Keating owns 5,625,287 shares of the Company's common stock, or approximately 70.9% of the outstanding shares. The remaining shareholders of the Company own 2,299,734 shares, or approximately 29.1% of the outstanding shares.

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On January 31, 2005, pursuant to the Assumption Agreement, the Company contributed the shares of common stock of its other wholly-owned, inactive subsidiaries, Century Pacific Financial Corp. and Century Pacific Investment Management Corporation, to Global. Global agreed to assume all liabilities of the Company and to indemnify the Company for any loss the Company incurs with respect to such assumed liabilities. Global and the Shareholders also agreed to release the Company from any and all obligations and claims.

      On February 4, 2005, the Company completed the distribution of all 7,925,021 shares of common stock of Global owned of record and beneficially by the Company (the "Global Shares") pro rata to the Company's stockholders of record as of January 31, 2005 (the "Distribution"). Pursuant to the Distribution, each stockholder of the Company received one share of common stock of Global for each one share of common stock of the Company owned of record or beneficially by the stockholder on the record date. The transactions under the Assumption Agreement and the Distribution had been previously approved by the Company's board of directors.

      Following completion of the transactions under the Assumption Agreement and the Distribution, the Company has no material assets, liabilities or ongoing operations. Nevertheless, management believes that it may be able to recover some value for its shareholders by the adoption and implementation of a plan to seek, investigate and, if the results of such investigation warrant, effect a business combination with a suitable privately held company that has both business history and operating assets. Our potential success will be primarily dependent on the efforts and abilities of our new management team, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

      Management believes that the selection of a business opportunity will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries and shortages of available capital, our new management team believes that there are numerous privately held companies seeking the perceived benefits of becoming a publicly held corporation. Such perceived benefits may include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing stock incentives or similar benefits to key employees, providing liquidity for all stockholders and other factors.

      Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis extremely difficult and complex. Our new management team believes we will only be able to participate in one business venture. This lack of diversification should be considered a substantial risk because it will not allow us to offset potential losses from one venture against gains from another.

      Management believes the Company will offer owners of a suitable privately held company the opportunity to acquire a controlling ownership interest in a public company:

      o In less time than would be required for a traditional initial public offering ("IPO");

      o For less out-of-pocket cost than would be required for a traditional IPO; and

      o With a greater degree of certainty that the transaction will ultimately close.

      Nevertheless, the owners of any target company that we select will incur significant costs and expenses, including the costs of preparing the required business combination agreements and related documents, the costs of preparing a Current Report on Form 8-K describing the business combination transaction and the costs of preparing the documentation associated with future reporting under the Exchange Act.

      While our management team believes that the Company will be able to enter into a business combination, there can be no assurance as to how much time will elapse before a business combination is effected, if ever.

      In the event that a business combination is consummated, it is likely that our present shareholders will own only a small minority interest in the combined companies. In addition, as part of the terms of an acquisition transaction, our current officers and directors will ordinarily resign and be replaced by new officers and directors selected by the target company. Management does not intend to obtain shareholder approval prior to consummating any acquisition other than a statutory merger.

Item 5.01 Changes in Control of Registrant.

      Pursuant to the terms of the Purchase Agreement, and effective as of the closing of the transactions under the Purchase Agreement, David L. Hadley resigned as Chairman, CEO and President, Karen A. Hadley resigned as Secretary and director of the Company, and Syed M. Huq resigned as Treasurer and director of the Company.

      Pursuant to the terms of the Purchase Agreement, and effective as of the closing of the transactions under the Purchase Agreement, Kevin R. Keating was appointed President, Secretary, Treasurer and sole director of the Company. Concurrently, the principal executive office of the Company was moved to 936A Beachland Boulevard, Suite 13, Vero Beach, FL 32963.

      Mr. Keating is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Delaware, office of Brookstreet Securities Corporation. Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors. Mr. Keating is 64 years old.

      To the Company's knowledge, neither Mr. Keating nor any of his affiliates currently beneficially owns any equity securities or rights to acquire any securities of the Company, and no such person has been involved in any transaction with the Company or any of its directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission other than with respect to the transactions that have been described herein. To the Company's knowledge, Mr. Keating is not currently a director of, nor does he hold any position with, the Company, nor does he have a familial relationship with any director or executive officer of the Company.

      The Company filed an amended Information Statement with the U.S. Securities and Exchange Commission on January 5, 2005 pursuant to Section 14(f) of the Exchange Act, and Rule 14f-1 promulgated thereunder, announcing the proposed changed in control of the Company. The Information statement was mailed on January 11, 2005 to the Company's stockholders of record as of January 10, 2005.

      Other than the transactions and agreements disclosed in this Form 8-K, the Company knows of no arrangements which may result in a change in control of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Effective as of February 4, 2005, David L. Hadley resigned as Chairman, CEO and President, Karen A. Hadley resigned as Secretary and director of the Company, and Syed M. Huq resigned as Treasurer and director of the Company. These resignations were not as a result of any disagreement between the Company and any of the resigning officers and directors.

      Effective as of February 4, 2005, Kevin R. Keating was appointed President, Secretary, Treasurer and sole director of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

      On January 25, 2005, the Company's board of directors authorized the amendment of the Company's bylaws, effective as of the closing of the transactions under the Purchase Agreement, to change the number of directors on the board to one.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. None

      (b)   Pro forma financial information.

      The unaudited pro forma information is based on the historical financial statements of the Company giving effect to the assumptions and adjustments in the accompanying notes to the pro forma financial statements. These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the Transactions had taken place on the dates indicated.

                                                         Century Pacific
                                                       Financial Corporation    Pro Forma                Pro Forma
                                                        Consolidated Total     Adjustments                 Total
                                                      ----------------------- --------------        ---------------------
                                                        September 30, 2004                           September 30, 2004
                                                             (audited)                                   (unaudited)
 ASSETS
Current assets
    Cash                                                             $ 9,791       $ (9,791)(a)                      $ -
    Receivables                                                      448,507       (448,507)(a)                        -
    Inventory                                                        291,825       (291,825)(a)                        -
                                                      -----------------------                       ---------------------
      Total current assets                                           750,123                                           -

Fixed assets, net                                                     78,113        (78,113)(a)                        -
Other assets                                                         591,072       (591,072)(a)                        -
Deferred tax asset                                                   764,604       (764,604)(b)                        -
                                                      -----------------------                       ---------------------

Total assets                                                     $ 2,183,912                                         $ -
                                                      =======================                       =====================

 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
    Accounts payable and accrued liabilities                       $ 249,687       (249,687)(a)                      $ -
                                                      -----------------------                       ---------------------
      Total current liabilities                                      249,687                                           -

Subsidiary preferred stock                                           196,000       (196,000)(a)                        -
                                                      -----------------------                       ---------------------

Total liabilities                                                    445,687                                           -

Stockholders' equity
    Common stock                                                     218,201                                     218,201
    Additional paid-in capital                                     4,288,794                                   4,288,794
    Accumulated deficit                                           (2,768,770)    (1,738,225)(a), (b)          (4,506,995)
                                                      -----------------------                       ---------------------
      Total stockholders' equity                                   1,738,225                                           -
                                                      -----------------------                       ---------------------

Total liabilities and stockholders' equity                       $ 2,183,912                                         $ -
                                                      =======================                       =====================

(a) Adjustment to give effect to the transfer of Century Pacific Financial Corporation ("Century") assets to Global Medical Technologies, Inc. ("Global"), the assumption of Century liabilities by Global, and the subsequent distribution of all Global shares to the Century shareholders, as if all such transactions occurred on September 30, 2004.

(b) To give effect to the establishment of a valuation reserve of $764,604 against the deferred tax asset in connection with the distribution of all Global shares to the Century shareholders.

                                            Century Pacific
                                         Financial Corporation       Pro Forma            Pro Forma
                                           Consolidated Total       Adjustments             Total
                                         ----------------------- ------------------   -------------------

                                               Year Ended                                 Year Ended
                                           September 30, 2004                         September 30, 2004
                                               (audited)                                   (unaudited)

Revenues                                            $ 1,333,050       $ (1,333,050)(a)               $ -
Cost of Goods Sold                                      522,719           (522,719)(a)                 -
                                         -----------------------                      -------------------
Gross Profit                                            810,331                                        -

Operating expenses                                      719,603           (719,603)(a)                 -
                                         -----------------------                      -------------------

Loss from operations                                     90,728                                        -

Other income (expense)                                        0                                        -

Income before income taxes                               90,728                  -                     -

Adjustment for Deferred Tax Asset                             -            764,604 (b)           764,604
Provision for Income taxes                               15,157            (15,157)                    -
                                         -----------------------                      -------------------

Net income                                             $ 75,571                                 (764,604)
                                         =======================                      ===================

Net loss per basic and fully
diluted common shares                                    $ 0.02                                  $ (0.17)
                                         =======================                      ===================

Weighted average number of common
 shares outstanding                                   4,491,874                                4,491,874
                                         =======================                      ===================

(a) Adjustment to give effect to the transfer of Century Pacific Financial Corporation ("Century") assets to Global Medical Technologies, Inc. ("Global"), the assumption of Century liabilities by Global, and the subsequent distribution of all Global shares to the Century shareholders, as if all such transactions occurred as of the beginning of the period presented.

(b) To give effect to the establishment of a valuation reserve of $764,604 against the deferred tax asset in connection with the distribution of all Global shares to the Century shareholders.

(c) Exhibits. None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Century Pacific Financial Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTURY PACIFIC FINANCIAL
                              CORPORATION

Date:  February 4, 2005        By: /s/ Kevin R. Keating
                                   ---------------------------------------------
                                   Kevin R. Keating, President and Sole Director